Loans Held for Sale (Notes)	12 Months Ended
Dec. 31, 2016
Loans Held for Sale [Abstract]
Loans Held for Sale [Table Text Block]
Loans Held for Sale
Mortgage loans held for sale are carried at their fair value. Mortgage loans held for sale were $10.4 million and $7.3 million at December 31, 2016 and 2015, respectively. These amounts are included in loans on the Consolidated Balance Sheets and in the residential real estate loan segments in Note 5 - Loans and Note 6 - Allowance for Loan Losses. The contractual balance was $10.3 million and $7.2 million at December 31, 2016 and 2015, respectively. The gain expected upon sale was $131,000 and $95,000 at December 31, 2016 and 2015, respectively. None of these loans were 90 days or more past due or on nonaccrual status as of December 31, 2016 or 2015.

During 2015, Park transferred to held for sale and sold certain commercial loans previously held for investment with a book balance of $144,000, and recognized a gain of $756,000. During 2014, Park transferred certain commercial loans held for investment, with a book balance of $22.0 million, to the loans held for sale portfolio, and subsequently completed the sale of these commercial loans held for sale, recognizing a net gain on sale of $1.9 million. No commercial loans were held for sale or sold during 2016.